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CUSIP No.  NONE                        13D                   Page 12 of 24 Pages
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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Schedule 13D, dated March 9, 2005 (including amendments thereto) with respect to the common shares of Venture Lending & Leasing IV, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Schedule 13D.

         Dated:  January 3, 2005

                                   VENTURE LENDING & LEASING IV, LLC

                                   By:  Westech Investment Advisors, Inc.,
                                          Its Managing Member


                                   By:      /s/ Ronald W. Swenson
                                            ------------------------------------
                                            Ronald W. Swenson,
                                            Chief Executive Officer

                                   By:      /s/ Salvador O. Gutierrez
                                            ------------------------------------
                                            Salvador O. Gutierrez,
                                            President

                                   Westech Investment Advisors, Inc.


                                   By:      /s/ Ronald W. Swenson
                                            ------------------------------------
                                            Ronald W. Swenson,
                                            Chief Executive Officer

                                   By:      /s/ Salvador O. Gutierrez
                                            ------------------------------------
                                            Salvador O. Gutierrez,
                                            President



                                   /s/ Ronald W. Swenson
                                   ---------------------------------------------
                                   RONALD W. SWENSON



                                   /s/ Salvador O. Gutierrez
                                   ---------------------------------------------
                                   SALVADOR O. GUTIERREZ